SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 21, 2003

Commission file number: 0-10140
CVB Financial Corp.
Incorporated pursuant to the Laws of California

Internal Revenue Service - Employer Identification No. 95-3629339

701 North Haven Avenue, Ontario, California 91764
(909) 980-4030

Item 12. Results of Operations and Financial Condition

                  On October 16, 2003, CVB Financial Corp. issued a press release setting forth its third quarter 2003 earnings.  A copy of this press release is attached hereto as Exhibit 99.1, incorporated herein by reference.  This press release includes certain non-GAAP financial measures.  A reconciliation of these measures to the most comparable GAAP measures is included as part of Exhibit
99.1.

                                                              SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                     CVB Financial Corp.

Date: October 21, 2003                                               /s/ Edward J. Biebrich, Jr.
                                                   Edward J. Biebrich, Jr.
                                                                       Executive Vice President and Chief Financial
                                                                       and Accounting Officer

                                                             Exhibit Index

99.1 Press Release, dated October 16, 2003